UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 2, 2025
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive Oakland, California 94612		300 Lakeside Drive Oakland, California 94612
(Address of principal executive offices) (Zip Code)		(Address of principal executive offices) (Zip Code)

(415) 973-1000		(415) 973-7000
(Registrant’s telephone number, including area code)		(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
6.000% Series A Mandatory Convertible Preferred Stock, no par value	PCG-PrX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01. Other Events
On June 2, 2025, Pacific Gas and Electric Company (the “Utility”) entered into an Underwriting Agreement for the issue and sale of (i) $400,000,000 aggregate principal amount of 5.000% First Mortgage Bonds due 2028 (the “2028 Bonds”) and (ii) $850,000,000 aggregate principal amount of 6.000% First Mortgage Bonds due 2035 (the “2035 Bonds”, together with the 2028 Bonds, the “Mortgage Bonds”). On June 4, 2025, the Utility completed the sale of the Mortgage Bonds. For further information concerning the Mortgage Bonds, refer to the exhibits attached to this report.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 2, 2025, by and among Pacific Gas and Electric Company, BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC

4.1	Twenty-Ninth Supplemental Indenture, dated as of June 4, 2025, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the forms of the Mortgage Bonds)

5.1	Opinion of Hunton Andrews Kurth LLP, dated June 4, 2025

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: June 4, 2025	By:	/s/ Carolyn J. Burke
Name: Carolyn J. Burke
Title: Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: June 4, 2025	By:	/s/ Stephanie N. Williams
Name: Stephanie N. Williams
Title: Vice President, Chief Financial Officer and Controller